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                       VAN KAMPEN PRIME RATE INCOME TRUST

                         SUPPLEMENT DATED JULY 22, 1999
                                     TO THE
                         PROSPECTUS DATED JUNE 21, 1999

    The section under the heading "Management of the Fund -- Portfolio Management" is hereby deleted and replaced in its entirety with the following:

    PORTFOLIO MANAGEMENT. Dennis J. McDonnell, President and Chief Executive Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. McDonnell is also Chairman, President and Trustee to the Fund and other closed end funds advised by the Adviser or its affiliates, and assumed portfolio management responsibilities for the Fund in July 1999. Mr. McDonnell also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Senior Floating Rate Fund, a continuously offered closed end investment company, and Van Kampen Senior Income Trust, a closed end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. McDonnell has over 30 years experience in the asset management business, providing portfolio, financial and research services to a wide variety of clients, including open and closed end investment companies, unit investment trusts, banks and other institutional clients. Mr. McDonnell is also Executive Vice President and Director of Van Kampen Investments Inc. and President, Chief Operating Officer and a Director of Van Kampen Asset Management Inc., Van Kampen Advisors Inc. and Van Kampen Management Inc.
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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                   PRIT SPT 7/99